3DSYSTEMS™


CubeJet
ChefJet Pro

MANUFACTURING THE FUTURE

WWW.3DSYSTEMS.COM | NYSE:DDD | AVI.REICHENTAL@3DSYSTEMS.COM | @KINNECT2PRINT

30 YEARS OF INNOVATION

THE WAY WE DESIGN | WHAT WE CREATE | HOW WE MANUFACTURE



DISRUPTIVE | TRANSFORMATIVE | IMPACTFUL

FAVORABLE DYNAMICS

POSITIONED AT THE HEART OF ~$35 BILLION DESIGN-TO-MANUFACTURING VALUE-CHAIN[1]

FACTORS ACCELERATING ADOPTION

- R&D spend
- Time-to-market
- Complexity
- Democratization
- Sustainability

FAVORABLE DYNAMICS

- Open Ended Economic Possibilities
- Unmatched Innovative Stimulation
- Far Reaching Social Impact

3D PRINTING GLOBAL MARKET


$10.8 Billion
19% CAGR
$2.2 Billion
2012
2021

Source: Wohler's Report
(1) Source: 2012 Product lifecycle management Market per CIMdata

DEMOCRATIZATION FUELS ACCESS

LIVINGROOM | CLASSROOM | GARAGE | DESKTOP | LAB | FACTORY

DESIGN | MODELING



Price: $1,000 - $20,000

PROTOTYPING | MANUFACTURING



$20,000 - $250,000

$250,000 - $950,000

MATERIALS ACCELERATE ADOPTION

100+ MATERIALS | PLASTICS | NYLONS | METALS | RUBBERS | WAXES | COMPOSITES

High-Definition | Snap-Fit



High- Impact | Light-Weight



Durable | High-Temperature



Biocompatible



Conformal Structures



Casting



CLOUD SOURCING MULTIPLEX ACCESSABILITY

CAPACITY | VARIETY | UTILITY | ACTIVITY



Quickparts
Instant Quotes

Quick-turn manufacturing services



QP TOOLBOX
THE RIGHT APPLICATION
+ THE RIGHT PROCESS
= THE RIGHT PART
Quickparts

Latest additive and traditional capabilities worldwide



Instant online quoting with proprietary, integrated sales and manufacturing platform

PERCEPTUAL DESIGN

SCAN-TO-CAD | HAPTICS | GESTURE | VOXEL









SOURCE: 3DSYSTEMS | Intel

AEROSPACE

COMPLEXITY | WEIGHT | MANEUVERABILITY | FUEL EFFICIENCY

GE ADDITIVE MANUFACTURING - BY THE NUMBERS

19 additive fuel nozzles to be installed on every CFM LEAP engine, >4500 sold

By 2020, GE Aviation will manufacture >100,000 additive parts

Potential to reduce weight of a single aircraft engine by 1,000 lbs

Across the company, GE has more than 300 3D printing machines


GE AVIATION
PRESENT DAY

Source: GE /Atlantic Conference




LEAP FUEL NOZZLE




GE Aviation

AUTOMOTIVE

DESIGN | VALIDATE | TOOL | BRIDGE | CUSTOMIZE | MANUFACTURE


AirAsia

SOURCE: Lotus F1



SOURCE: General Motors











PATIENT SPECIFIC MEDICAL DEVICE

ITE HEARING AIDS | DENTAL RESTORATIONS | IMPLANTS




CNN



SOURCE: ORLive.com





HEALTHY DIVERSIFICATION

RAZORS-TO-BLADES | CONTENT-TO-PRINT | CONSUMER-TO-PROSUMER



First nine months 2013 $ in millions
$252.1M
36%
30%
34%
$358.6M
32%
25%
43%
2012
2013
Printers & other products
Materials
Services



$252.1M
16%
28%
56%
$358.6M
18%
26%
56%
2012
2013
N. America
Europe
Asia Pacific

Q3 and nine months 2013 recurring revenue accounted for 56% and 57% of total revenue

STRONG, CONSISTENT REVENUE GROWTH



51.2%
$500M - $530M
47.3%
46.3%
44.1%
$354M
$230M
$160M
$113M
2009
2010
2011
2012
2013 guidance
Revenue
Gross Margin

NEW PRODUCTS FUEL GROWTH

XEROX TEAM ACQUISITION EXPECTED TO DOUBLE R&D OVER NEXT FEW YEARS



Nine Months New Products Revenue
$ in millions
$160
$140
$120
$100
$80
$60
$40
$20
$0
$51
$89
$156
2011
2012
2013

New Products Revenue Performance 2013		
Launched 12 new products in the first 9 months 2013	New products revenue rose 79% over Q3 2012	New products revenue rose 75% compared to the first nine months of 2012

3DPRINTING 2.0



Easy
Consumerism

Fab-Grade
Manufacturing

Cloud
Sourcing

3DPRINTING 2.0 UNPACKED

From prototyping	→	To manufacturing and consumerism
From discreet devices	→	To ecosystems for products, platforms and experiences
From mono-chromatic and mono-materials	→	To full color, multi materials and smart functional structures
From batch printing	→	To continuous printing
From product centric	→	To experience or activity centric
From silo(ed) hand tools	→	To connected power tools

24 NEW PRODUCT ANNOUNCEMENTS IN 5 WEEKS

CATALYST FOR GROWTH | EXTENDS FIRST MOVER ADVANTADGE | OPENS NEW CATEGORIES


SLA
SLS
DMS
ProJet 1200
µSLA
CJP
PJP
Ideal for physical photography
PCD
MJP

GET THERE EASY

AT HOME | AT SCHOOL | AT PLAY




Cube

GET THERE LIKE A PRO

AT YOUR DESK | IN YOUR SHOP | FOR YOUR BUSINESS


3D Printing. Real. Pro.



GET THERE ON THE CLOUD

EXPLORE|CO-CREATE|WITH THE BRANDS YOU LOVE


Get there easy
CATEGORIES ON CUBIFY
FASHION


Cube

GET THERE STYLISH

FASHION FAVORATES THAT SPEAK YOUR STYLE


FASHION
Print to fit
NOOKA
FRESHFIBER
Shoes
BRANDS
WHAT'S HOT
SHOES
JEWELRY
WATCHES



WHAT ROOM IN YOUR HOUSE WILL YOUR 3D PRINTER BE IN?



BREAKING THE MOLD

TASTY | COLORFUL | ARTISTIC


ChefJet Pro



RETAIL MERCHANDIZING

HOSTING | PUBLISHING | FULFILLMENT


MANCHESTER UNITED FIGURINES
— PERSONALIZED 3D PRINTED FIGURINES
CUSTOMER SERVICE: OrderSupport@Cubify.com
Manchester United Figurines
Personalized 3D Printed figurines
• Choose a body, then upload your photo
• Customize with a message under base
• Put your face on your figurine!
Your photo
Your figurine
Ready to start?
First, choose a home or away kit
Click one to start:
HOME
AWAY
AON



EXPONENTIAL GROWTH OPPORTUNITY

WE EXPECT TO DOUBLE OUR REVENUE OVER THE NEXT COUPLE OF YEARS

- We believe that we have a head start as other and potentially larger players marshal the resources to pursue the 3D printing opportunity and as leading industrial, healthcare, consumer electronics, athletics, toy-makers and food companies are receptive to forming new relationships
- As the competitive landscape continues to evolve at a fast pace, our goal is to move even faster to solidify and extend our first mover position while we begin to pursue opportunities in new areas
- We see substantial organic and inorganic opportunities in the areas we are targeting, but our strategy is not without risk: it requires serious investment and solid execution against established and new competitors large and small
- We continue to increase our R&D and marketing spend in order to accelerate top line growth and extend first mover advantage in key verticals as well as open completely new 3D printing categories
- We have already announced or launched 24 new products and several key alliances during the past 5 weeks and we expect these products and alliances to fuel growth starting the second quarter of this year, after we fully transition to the new lineup
- We are willing to tolerate temporary earnings compression and even slight margin compression during this period to substantially accelerate growth rate and market share
- We expect to be able to double our revenue over the next couple of years powered by ~30% organic growth

IT ABOUT VALUE OVER THE LONG TERM

- We believe that the ultimate measure of our success will be the sustainable value we create over the long term
- We expect value to be generated as a direct result of our ability to extend and solidify our leadership position
- We believe that the stronger our marketplace leadership, the more powerful our economic model, and that can translate directly to higher revenue and higher profitability
- We expect to continue make investments in light of long-term market leadership considerations rather than short-term profitability considerations
- We expect to continue to make bold investments where we see opportunities to gain marketplace leadership advantages
- We balance our focus on growth with emphasis on long-term profitability, but given the opportunities in front of us, we choose to prioritize growth because we believe that scale is central to achieving the full potential of our business model

THANK YOU



- Unmatched portfolio + leading brands + expanding use cases
- Technology + financial strength and flexibility
- Open-ended growth opportunities
- Innovative business model with end-to-end solutions
- Focused, balanced growth initiatives
- Experienced management team

WWW.3DSYSTEMS.COM | NYSE:DDD | AVI.REICHENTAL@3DSYSTEMS.COM | @KINNECT2PRINT